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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-46515



            SUPPLEMENT DATED DECEMBER 23, 2002 TO THE PROSPECTUS OF
                   MORGAN STANLEY LATIN AMERICAN GROWTH FUND
                             DATED MARCH 29, 2002


The second paragraph of the section of the Prospectus titled "THE FUND--Fund Management" is deleted and replaced by the following paragraph:


   The Fund is managed by the Latin American Equity team of the Investment Manager. Current members of the team include Ana Cristina Piedrahita, a Vice President of the Investment Manager, William Scott Piper, a Vice President of the Investment Manager, and Narayan Ramachandran, a Managing Director of the Investment Manager.